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                            FIRST AMENDMENT TO LEASE

     THIS AGREEMENT is made and entered into as of the 1st day of August, 1996 by and between Sumner Nursing Home, L.L.C., an Illinois limited liability company ("Lessor") and Sunrise Healthcare Corporation, a New Mexico corporation ("Lessee").

                                   RECITALS

     A. Lessor and Lessee are parties to that Lease Agreement dated April 26, 1994 (the "Lease") with respect to the long term care facility located in Sumner, Illinois and known as Pine Lawn Manor Care Center (the "Facility").

     B. The Lease reflects that the Facility has 106 beds and provides for the payment of a specified rent with respect thereto.

     C. The Lease contemplated that Lessee might suffer a reduction in the licensed bed capacity of the Facility in the first Lease Year and contemplated a reduction in the rent related thereto.

     D. The licensed bed capacity of the Facility was not reduced during the first Lease Year for the reasons anticipated by Lessor and Lessee, but Lessee was later advised by the State of Illinois that it will lose 10 of the licensed beds at the Facility for reasons beyond the reasonable control of Lessee.

     E. The Lease provides that Lessee cannot reduce the licensed bed capacity of the Facility without the consent of the Lessor, which consent the Lessor is willing to grant.

     F. Lessor further recognizes, as it did at the time of the execution of the Lease, that the loss of ten (10) beds may adversely affect Lessee's income at the Facility and thus has agreed to a reduction in the rent to address the same.

     G. Lessor and Lessee are desirous of documenting the amendments to the Lease to reflect the reduction in bed capacity and rent.

     H. The Lease provides that it can only be amended by written instrument signed by Lessor and Lessee.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants of the parties set forth herein, IT IS HEREBY AGREED AS FOLLOWS:

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                                   AGREEMENT

     1. The Lease is hereby amended in all respects to reflect that the Facility is a 96 bed developmentally disabled and/or intermediate care nursing home facility.

     2. The Rent schedule set forth in Section 4.1 is hereby deleted in its entirety and the following is substituted in lieu thereof:

         Initial Term            Annual Rent            Monthly Rent
         ------------            -----------            ------------

         1st Lease Year          $280,000.00              $23,333.00

         2nd Lease Year          $287,000.00              $23,917.00

         May 1, 1996
         -July 31, 1996              N/A                  $24,515.00

         August 1, 1996
         -April 30, 1997             N/A                  $23,414.00

         4th Lease Year          $287,988.00              $23,999.00

         5th Lease Year          $295,188.00              $24,599.00

         6th Lease Year          $302,568.00              $25,214.00

         7th Lease Year          $310,140.00              $25,845.00

         8th Lease Year          $317,892.00              $26,491.00

         9th Lease Year          $325,836.00              $27,153.00

         10th Lease Year         $333,984.00              $27,832.00

         First Extended Term
         -------------------

         11th Lease Year         $342,336.00              $28,528.00

         12th Lease Year         $350,892.00              $29,241.00

         13th Lease Year         $359,664.00              $29,972.00

         14th Lease Year         $368,652.00              $30,721.00

         15th Lease Year         $377,868.00              $31,489.00


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         Second Extended Term
         --------------------

         16th Lease Year         $387,312.00              $32,276.00

         17th Lease Year         $396,996.00              $33,083.00

                                 Annual Rent            Monthly Rent
                                 -----------            ------------

         18th Lease Year         $406,920.00              $33,910.00

         19th Lease Year         $417,096.00              $34,758.00

         20th Lease Year         $427,524.00              $35,627.00

         Third Extended Term
         -------------------

         21st Lease Year         $438,216.00              $36,518.00

         22nd Lease Year         $449,172.00              $37,431.00

         23rd Lease Year         $460,404.00              $38,367.00

         24th Lease Year         $471,912.00              $39,326.00

         25th Lease Year         $483,708.00              $40,309.00

     3. Except as specifically set forth herein the Lease shall remain in full force and effect as originally executed.

     4. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute but one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereby execute this Agreement as of the day and year first set forth above.

                                       SUMNER NURSING HOME, L.L.C.


                                       By:
                                          -------------------------------

                                       Its:
                                           ------------------------------

                                       SUNRISE HEALTHCARE CORPORATION


                                       By:
                                          -------------------------------
                                       Its:
                                           ------------------------------